UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Thermo Fisher Scientific Inc. 401(k) Plan (the “401(k) plan”) is transitioning to a new plan administrator. To facilitate the transition, all transactions in the 401(k) plan will be temporarily suspended during a blackout period. Participants in the 401(k) plan were notified of the blackout period on November 7, 2023. During the blackout period, participants in the 401(k) plan will be unable to make changes to their contribution rates and investment allocations, make loan repayments or request new loans, or request withdrawals or distributions under the 401(k) plan, including with respect to the shares of common stock, $1.00 par value per share (the “Common Stock”), of Thermo Fisher Scientific Inc. (the “Company”). The blackout period is expected to begin at 4:00 pm Eastern Time on Thursday, December 21, 2023 and end during the week of January 14, 2024. The notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 relating to the blackout period was provided to the Company on November 7, 2023.

On November 7, 2023, the Company sent a notice to its directors and executive officers informing them of the 401(k) plan blackout period and the restrictions that will apply to them during the blackout period. During the blackout period, subject to certain limited exemptions, the Company’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Common Stock (including derivatives thereof) acquired in connection with their service or employment as a director or executive officer of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934.

A copy of the notice to the directors and executive officers is attached as Exhibit 99.1 and incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, shareholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting the Company’s Corporate Secretary by telephone at (781) 622-1000 or by mail at Corporate Secretary, Thermo Fisher Scientific Inc., 168 Third Avenue, Waltham, Massachusetts 02451.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Blackout Notice, dated November 7, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	November 7, 2023	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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